UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2024

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FREIGHTCAR AMERICA, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-51237	25-1837219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 S. Wacker Drive, Suite 1500

Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

(800) 458-2235

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RAIL	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 2, 2024, FreightCar America, Inc. (the “Company”) received a notification letter from the Nasdaq Stock Market (“Nasdaq”) after the Company discovered and self-reported that between March 2024 and October 2024, the Company did not fully comply with the compensation committee charter requirements set forth in Nasdaq Listing Rule 5605(d)(1)(B) (the “Rule”).

The notification letter stated that the Company was not in compliance with the Rule, which requires the charter of the compensation committee of the board of directors to specify the compensation committee’s responsibility for determining, or recommending to the board of directors for determination, the compensation of the chief executive officer and all other Executive Officers of the company. In March 2024, the Company’s Compensation Committee (the “Committee”) charter (the “Charter”) was amended to specify the Committee’s responsibility for determining the compensation of only Named Executive Officers.

On October 30, 2024, the Committee approved amendments to the Charter to specify that the Committee annually reviews and approves “compensation for each Executive Officer (as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended) of the Company,” in compliance with the Rule. In the notification letter, Nasdaq staff determined that, subject to the Company complying with the disclosure requirements intended to be met by the filing of this Current Report on Form 8-K, the Company has regained compliance with the Rule.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREIGHTCAR AMERICA, INC.

Date: December 6, 2024	By:	/s/ Michael A. Riordan
Michael A. Riordan
Vice President, Finance, Chief Financial Officer and Treasurer